UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2014

RXi PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54910	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Cash Incentive Bonuses Earned in Fiscal Year 2013

On June 2, 2014, the Compensation Committee determined the bonus awards for Geert Cauwenbergh, Dr. Med. Sc., President and Chief Executive Officer of the Company, and Pamela Pavco, Ph.D., Chief Development Officer of the Company, in respect of fiscal year 2013 performance. The bonus awards for Drs. Cauwenbergh and Pavco were $187,500 and $103,500, respectively

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 2, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (i) election of five directors to serve until the 2015 annual meeting; (ii) ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) an amendment to our Certificate of Incorporation to reduce the number of shares of common stock authorized for issuance; and (iv) the approval of the RXi Pharmaceuticals Corporation Employee Stock Purchase Plan.

The number of shares of common stock entitled to vote at the Annual Meeting was 13,427,167. The number of shares of common stock present or represented by valid proxy at the annual meeting was 9,886,434. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i) Election of Directors.

Director Nominee	Votes For	Votes Withheld
Geert Cauwenbergh, Dr. Med. Sc.	4,894,239	120,971
Robert J. Bitterman	5,004,760	10,450
Keith L. Brownlie	4,919,033	96,177
H. Paul Dorman	4,918,588	96,622
Curtis A. Lockshin, Ph.D.	5,005,781	9,429

There were 4,871,224 broker non-votes regarding the election of directors.

(ii) Ratification of Auditors.

Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The results of the voting were 9,860,083 votes for, 13,943 votes against and 12,408 abstentions. There were no broker non-votes regarding this proposal.

(iii) Amendment to Certificate of Incorporation.

Stockholders approved the amendment to our Certificate of Incorporation to reduce the number of shares of common stock authorized for issuance. The results of the voting were 9,199,723 votes for, 516,230 votes against and 170,481 abstentions. There were no broker non-votes regarding this proposal.

(iv) Approval of the RXi Pharmaceuticals Corporation Employee Stock Purchase Plan.

Stockholders approved the RXi Pharmaceuticals Corporation Employee Stock Purchase Plan. The results of the voting were 4,563,392 votes for, 415,214 votes against and 36,604 abstentions. There were 4,871,224 broker non-votes regarding this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXi PHARMACEUTICALS CORPORATION

Date: June 6, 2014	By:	/s/ Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc. Chief Executive Officer